Fees Summary	Apr. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,324.69
Total Fee Amount	5,324.69
Total Transaction Valuation	38,556,802.00
Total Offset Amount	0.00
Net Fee	$ 0.00